UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934 (Amendment No._____)

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AVIENT CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Your **Vote** Counts!

AVIENT CORPORATION

2025 Annual Meeting
Vote by May 13, 2025 11:59 PM ET.
For shares held in the Avient Retirement Savings Plan, vote by May 12, 2025 11:59 PM ET.

AVIENT

AVIENT CORPORATION
33587 WALKER ROAD
AVON LAKE, OH 44012

V69482-P25455

You invested in AVIENT CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **Important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 14, 2025.**

Get informed before you vote

View the Notice, Proxy Statement, Proxy Card, and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 30, 2025. If you would like to request a paper or email copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 14, 2025
9:00 a.m. Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/AVNT2025

*Please check the meeting materials for any special requirements for meeting attendance.

V1.2

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

You cannot use this Notice to vote your shares. This communication presents only an overview of the more complete proxy materials, which contain important information and are available to you on the internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper or email copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items	Board Recommends
1. Election of twelve director nominees to our Board of Directors. **Nominees:** 01) Robert E. Abernathy 02) Richard H. Fearon 03) Gregory J. Goff 04) Neil Green 05) William R. Jellison 06) Ashish K. Khandpur 07) Sandra Beach Lin 08) Kim Ann Mink 09) Ernest Nicolas 10) Kerry J. Preete 11) Patricia Verduin 12) William A. Wulfsohn	For All
2. Approval, on an advisory basis, of Named Executive Officer compensation.	For
3. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V69483-P25455